                                  EXHIBIT 10.27
(WITH CERTAIN CONFIDENTIAL INFORMATION DELETED AND MARKED WITH BRACKETED
ASTERIKS)

                       Collaboration and Option Agreement

                                     BETWEEN

                       Vertex Pharmaceuticals Incorporated

                                       AND

                         Taisho Pharmaceutical Co., Ltd




                                November 30, 1999

                                TABLE OF CONTENTS


                                                                                                        PAGE

INTRODUCTION.............................................................................................1

ARTICLE I -- DEFINITIONS..................................................................................1

ARTICLE II -- RESEARCH PROGRAM............................................................................4

2.1    Commencement......................................................................................4
2.2    Joint Research Committee..........................................................................4
2.3    Exchange of Information...........................................................................4
2.4    Redirection of Research Program...................................................................5
2.5    Taisho Research...................................................................................5
2.6    Improvement.......................................................................................5
2.7    Exclusivity.......................................................................................6


ARTICLE III -- PAYMENT BY TAISHO..........................................................................6

3.1    Reimbursements....................................................................................6
3.2    Research Payment..................................................................................7
3.3    Research Records; Expenditure Reports.............................................................7


ARTICLE IV -- LICENSE AND DEVELOPMENT OPTIONS.............................................................8

ARTICLE V -- CONFIDENTIALITY.............................................................................10

5.1    Undertaking......................................................................................10
5.2    Exceptions.......................................................................................11
5.3    Publicity........................................................................................11
5.4    Survival.........................................................................................11


ARTICLE VI -- PATENTS....................................................................................11

6.1    Preparation......................................................................................11
6.2    Cost Reimbursement...............................................................................12
6.3    Failure to Reimburse.............................................................................12
6.4    License to Formulations and Use Inventions.......................................................12


ARTICLE VII -- INFRINGEMENT..............................................................................12


                  Collaboration and Option Agreement - Page 1

                           TABLE OF CONTENTS (CON'T)


                                                                                                       PAGE

ARTICLE VIII -- TERM AND TERMINATION....................................................................13

8.1    Term of Agreement................................................................................13
8.2    Termination of Research Program by Taisho for Cause..............................................13
8.3    Termination by Vertex For Cause..................................................................14
8.4    Termination......................................................................................14
8.5    Effect of Termination or Expiration..............................................................15


ARTICLE IX -- DISPUTE RESOLUTION.........................................................................15

9.1    Governing Law, and Jurisdiction..................................................................15
9.2    Arbitration......................................................................................15


ARTICLE X -- MISCELLANEOUS PROVISIONS....................................................................16

10.1   Official Language................................................................................16
10.2   Waiver...........................................................................................16
10.3   Force Majeure....................................................................................16
10.4   Severability.....................................................................................16
10.5   Government Acts..................................................................................17
10.6   Government Approvals.............................................................................17
10.7   Export Controls..................................................................................17
10.8   No Warranty......................................................................................17
10.9   Third Party Actions..............................................................................18
10.10  Tax .............................................................................................19
10.11  Assignment.......................................................................................19
10.12  Counterparts.....................................................................................19
10.13  No Agency........................................................................................19
10.14  Notice...........................................................................................19
10.15  Headings.........................................................................................20
10.16  Authority........................................................................................20
10.17  Entire Agreement.................................................................................20


Schedule 1.4 -- [***]
Schedule 1.12 -- List of Vertex Patents
Schedule 1.13 -- List of Taisho Patents
Schedule 1.19 -- Summary of Research Activities
Schedule 1.20 -- Countries in the Territory
Schedule 2.2 -- Initial Members of Joint Research Committee
Schedule 3.3 -- Annual Report of Research Expenditures



                  Collaboration and Option Agreement - Page 2

                       COLLABORATION AND OPTION AGREEMENT

AGREEMENT made and effective this 30th day of November, 1999, between VERTEX PHARMACEUTICALS INCORPORATED, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts with its principal place of business at 130 Waverly Street, Cambridge, Massachusetts 02139-4242, U.S.A. ("Vertex"), and TAISHO PHARMACEUTICAL CO., LTD., a corporation duly organized and existing under the laws of Japan with its principal place of business at 24-1, Takata 3-Chome, Toshima-ku, Tokyo 170-8633, Japan ("Taisho").

                                  INTRODUCTION

A. Vertex is engaged in the discovery, development and commercialization of novel, small molecule pharmaceuticals using advanced biology, biophysics, chemistry and information technologies. The Company has been involved for some time in research aimed at designing certain caspase inhibitors for acute intervention in stroke and other therapeutic indications.

B. Taisho is a diversified pharmaceutical company with substantial expertise in the areas of research, product development, the conduct of preclinical and clinical trials, sales and marketing, and is interested in the research, development, marketing and sale of pharmaceuticals for acute intervention in stroke and other therapeutic indications.

C. Both parties desire to enter into a collaboration specifically targeting an area in which Vertex has been working for some time -- the development of small molecule inhibitors of certain caspases -- applying the complementary skills and strengths which each party brings to the transaction.

D. The purpose of this Agreement is to set forth the terms upon which Vertex, together with Taisho, will attempt to design and develop novel, small molecule inhibitors of certain caspases for acute intervention in stroke and other therapeutic indications, with the financial and technical assistance of Taisho, for development, formulation, marketing and sale by Taisho and/or sublicensees in the Territory (as defined below) upon the terms set forth herein and in the License and Development Agreement attached as ExhibitA hereto.

In consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, is controlled by or is under direct or indirect common control with, such Person.


                  Collaboration and Option Agreement - Page 1

                  The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, fifty percent (50%) or more of the voting stock of any other Person.

         1.2 "PERSON" shall mean any individual, corporation, partnership, association, limited liability company, trust, unincorporated organization or government or political subdivision thereof.

         1.3      "CASPASES" are
                  [*************************************************************
                   *************************************************************
                  ******************************************************].

         1.4 "COMPOUND" shall mean a small molecule inhibitor of a Caspase, synthesized (a) by Vertex, prior to the Effective Date of this Agreement in the course of its research program directed toward the discovery of Caspase inhibitors; or (b) by Vertex, Taisho, or Vertex together with Taisho, in the course of the Research Program to which this Agreement relates. The term "Compound" shall, however, exclude [*************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  *************************************************]

         1.5 "CONTROLLED" shall mean the legal authority or right of a party hereto to grant a license or sublicense of intellectual property rights to another party hereto, or to otherwise disclose or grant a right to use proprietary or trade secret information to such other party, without breaching the terms of any agreement with a Third Party, infringing upon the intellectual property rights of a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

         1.6 "EFFECTIVE DATE" shall mean the effective date of this Agreement as set forth on the first page hereof.

         1.7 "FIELD" shall mean the treatment or prevention of diseases in humans using pharmaceutical products which inhibit one or more Caspases.

         1.8 "LICENSE AGREEMENT" shall mean a License and Development Agreement substantially in the form attached hereto as Exhibit A which shall become effective as set forth in Article IV hereof.

         1.9 "LICENSED COMPOUND" shall mean any Compound which becomes the subject of Taisho's rights upon exercise of its license and development option or is selected by the JDC (as defined in Article IV (c)) in accordance with the provisions of Article IV hereof.

                  Collaboration and Option Agreement - Page 2

         1.10 "LICENSED PATENTS" shall mean any Vertex Patents which become the subject of Taisho's rights upon exercise of its license and development option or is selected by the JDC in accordance with the provisions of Article IV hereof.

         1.11 "PATENTS" shall mean all existing patents and patent applications and all patent applications hereafter filed, including any continuations, continuations-in-part, divisionals, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

         1.12 "VERTEX PATENTS" shall mean any Patents Controlled by Vertex (or any of its Affiliates) claiming (i) a Compound or a method of using a Compound (a "method of using" being deemed to refer, here and hereafter in this Agreement, to a use patent), or (ii) a Compound formulation or a manufacturing process or packaging invention related to a Compound or (iii) an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound or a manufacturing process or packaging invention related to a Compound. A list of Vertex Patents is appended hereto as Schedule 1.12 and will be updated periodically to reflect additions thereto during the course of this Agreement.

         1.13 "TAISHO PATENTS" shall mean any Patents Controlled by Taisho (or any of its Affiliates), excluding patent applications or patents which Taisho has assigned to Vertex under Section 2.6 hereof, claiming (i) a Compound or a method of using a Compound or (ii) a Compound formulation or a manufacturing process or packaging invention related to a Compound or (iii) an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound or a manufacturing process or packaging invention related to a Compound. A list of Taisho Patents is appended hereto as Schedule 1.13 and will be updated periodically to reflect additions thereto during the course of this Agreement.

         1.14 "KNOW-HOW" shall mean all proprietary and confidential material and information including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether currently existing or developed or obtained during the course of this Agreement and whether or not patentable, that are Controlled by a party hereto or its Affiliates and that relate to the development, utilization, manufacture or use of any Compound, including but not limited to processes, techniques, methods, products, materials and compositions.

         1.15     "VERTEX KNOW-HOW" shall mean all Know-How of Vertex.

         1.16     "TAISHO KNOW-HOW" shall mean all Know-How of Taisho.

         1.17 "VERTEX TECHNOLOGY" shall mean all Vertex Patents and Vertex Know-How.

         1.18 "TAISHO TECHNOLOGY" shall mean all Taisho Patents and Taisho Know-How.


                  Collaboration and Option Agreement - Page 3

         1.19 "RESEARCH PROGRAM" shall mean research activities associated with discovery or creation of Compounds hereunder, including IN VITRO studies of Compounds, IN VIVO animal studies for research purposes only (rather than for the generation of data for regulatory submission), and related activities, as described in the Summary of Research Activities attached hereto as Schedule 1.19, as that Summary may be revised from time to time by the Joint Research Committee.

         1.20 "TERRITORY" shall mean those countries listed in Schedule 1.2 hereto.

         1.21 "THIRD PARTY" shall mean any Person other than Vertex, Taisho or their respective Affiliates or sublicensees of rights conveyed under this Agreement.



                                   ARTICLE II

                                RESEARCH PROGRAM

         2.1 COMMENCEMENT. Vertex shall commence the Research Program promptly upon the Effective Date and shall use its reasonable best efforts to diligently conduct the Research Program during the term of this Agreement in accordance with the provisions hereof. The Research Program will continue for [*******] after the Effective Date, and may be extended for a further period by written agreement of the parties hereto.

         2.2 JOINT RESEARCH COMMITTEE. Upon the execution of this Agreement, Vertex and Taisho will establish a Joint Research Committee (the "JRC") under the leadership of Vertex which shall consist of three (3) persons designated from time to time by Vertex and three (3) persons designated from time to time by Taisho, or such additional number as may be mutually agreed. The initial members of the JRC shall be those persons designated on Schedule 2.2 hereto. The JRC shall operate by consensus and in accordance with agreed joint resolutions, but in the event of disagreement which cannot be resolved by discussion among the parties,
                  [*************************************************************
                   ******************]
                  The JRC shall meet formally at least semi-annually, or with such other frequency, and at such time and location, as may be established by the JRC, for the following purposes:

                  (a) To receive and review reports by Vertex (and by Taisho if it is conducting activities under the Research Program), which shall be prepared and submitted to the JRC on a quarterly basis within thirty (30) days after the end of the quarter, setting forth in general terms the results of work performed by the reporting party and its Affiliates and sublicensees during the preceding calendar quarter under the Research Program, including any planned or filed Patents covering Compounds;

                  (b) To advise Vertex and Taisho concerning research strategy, goals and activities, and to consider whether redirection of the Research Program should be recommended to Vertex and Taisho under Section 2.4 of this Agreement;


                  Collaboration and Option Agreement - Page 4

                  (c) To assist in coordinating scientific interactions between Vertex and Taisho during the course of the Research Program;

                  (d) To discuss matters relating to Vertex Patents and Taisho Patents (other than
[**********************************************************************
*****************************************************************************]

         2.3 EXCHANGE OF INFORMATION. Vertex and Taisho will meet informally on a regular basis to discuss the Research Program, and each party will freely share with the other party, technical and commercial information Controlled by the disclosing party which is relevant to the subject matter of the Research Program and the license and development option referenced in Article IV hereof. Vertex will provide quarterly written reports on the progress of the Research Program, including information regarding possible Compound candidates, to Taisho and to the JRC, within thirty (30) days after the end of each calendar quarter during the term of the Research Program. Taisho will make similar reports if it has conducted activities in connection with the Research Program during the reporting period. Each party will enable any of the other party's representatives on the JRC, or other authorized representatives, to review the ongoing research being conducted by it under the Research Program and to discuss that research with its officers, all at such reasonable times and as often as may be reasonably requested. Any representatives of Vertex or Taisho receiving information from representatives of the other party shall sign appropriate agreements ensuring that information disclosed to them is held in confidence as required under Article V, or shall be subject to similar obligations of confidentiality and non-use which cover the information disclosed. In the event that Taisho is required under any provision hereof to disclose to or provide Vertex with data or information generated by Taisho, or at its direction, during the Research Program, concerning a Compound, Taisho shall provide a summary of that data and information, in English, sufficient for Vertex to understand the general content and significance of that data and information, [*************************************************************
                  **************************************************************
                  **************************************************************
                  ***********].

         2.4 REDIRECTION OF RESEARCH PROGRAM. The primary focus of the Research Program is to design Compounds having activity in the inhibition of Caspases, for [****************]. If at any time during the term of this Agreement, the JRC shall determine in good faith that the Research Program or any portion thereof cannot be successfully completed, or if so completed will not produce a Compound that is commercially viable, or that the goal of the Research Program has been attained prior to the end of its [******], the JRC may suggest revision or reorientation of the Research Program to each party's own top management, and upon mutual consent Vertex and Taisho shall thereafter promptly modify their respective activities in connection with the Research Program accordingly.


                  Collaboration and Option Agreement - Page 5

         2.5 TAISHO RESEARCH. Taisho will not be obligated to conduct any part of the Research Program, and [*************************************************************
                  **************************************************************
                  **].
                  If Taisho is conducting activities under the Research Program pursuant to the foregoing, Vertex will supply Taisho with such amounts of bulk Compound as shall be reasonably necessary for any small-scale preclinical activities being undertaken by Taisho hereunder, at [**************************].

         2.6 IMPROVEMENT. Taisho shall use its reasonable best efforts to keep Vertex promptly and fully informed of any Compounds designed or discovered by Taisho or any of its Affiliates, sublicensees and subcontractors as a result of work under the Research Program ("Taisho Research Compounds"), and any improvements other than the Formulation and Use Inventions defined in Section 6.1 hereof, made by Taisho or its Affiliates or sublicensees relating to Compounds and Know-How during the term of the Research Program, whether patentable or not ("Taisho Improvements"). Upon Vertex's written request which shall be required to be made within three (3) months from Taisho's notification, Taisho shall [*************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  *****].
                  Vertex shall use its reasonable best efforts to keep Taisho promptly and fully informed of any Compounds designed or discovered by Vertex or any of its Affiliates, sublicensees and subcontractors as a result of work under the Research Program ("Vertex Research Compound"), and any improvements made by Vertex or any of its Affiliates, sublicensees and subcontractors relating to Compound and Know-How during the term of the Research Program, whether patentable or not ("Vertex Improvement"). Such Vertex Research Compound and Vertex Improvement shall be subject to Taisho's rights under
                  Article IV hereof. [******************************************
                  **************************************************************
                  ****************************]. Vertex will not [**************
                  **************************************************************
                  **************************************************************
                  ***************************************].

         2.7 EXCLUSIVITY. During the term of this Agreement, [*************************************************************
                  **************************************************************
                  ******************************************************]
                  other than under the terms of this Agreement. The foregoing provision shall only be applicable to the research, development, manufacture or sale of small molecule compounds, or pharmaceutical products containing small molecule compounds, for which Caspase inhibition is a principal mode of therapeutic action. Notwithstanding the foregoing, this
                  Section 2.7 shall


                  Collaboration and Option Agreement - Page 6
                  not apply to [******************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ***************************************]


                                   ARTICLE III

                               PAYMENTS BY TAISHO

         3.1 REIMBURSEMENT. Taisho will make reimbursement to Vertex as follows, on the dates referenced below, of certain of Vertex's past research costs, in recognition of Vertex's research program in the Field having achieved certain research milestones through the Effective Date:

                  1.       Not more than fifteen (15)               [****]
                           business days after the later of
                           the Effective Date or the date
                           upon which the last party hereto
                           executes this Agreement:

                  2.       On the first anniversary of the          [****]
                                                                    ------
                           Effective Date: TOTAL                    [****]

         At Taisho's request Vertex will provide Taisho with documentation which support characterization of the payments made by Taisho under this Section 3.1 as reimbursement for research expenditures made by Vertex.

         3.2 RESEARCH PAYMENT. Taisho will make research payment for Vertex's research activities under the Research Program in the form of the following payments to Vertex.


         Research Year 1.    October 1, 1999 - September 30, 2000   [****]

         Research Year 2.    October 1, 2000 - September 30, 2001   [****]

         Research Year 3.   October 1, 2001 - September 30, 2002    [****]
                                                                    ------
                            TOTAL                                   [****]

         The payments referenced in this paragraph shall be made in equal quarterly installments of [***], each of which will be due not later than [**********] the commencement of each three (3) month period (October 1, January 1, April 1 and July 1) during the referenced Research Year. The first payment due for the period October 1 - December 31, 1999 shall be made not more than [****************] the later of the Effective Date or the date upon which the last party


                  Collaboration and Option Agreement - Page 7 hereto executes this Agreement. A "business day" for purposes of this Agreement shall mean a day that is not a weekend day or a legal holiday in Boston, Massachusetts or Tokyo, Japan or is customarily specified as a holiday by Vertex or Taisho. All payments shall be made by wire transfer in United States dollars to the credit of such bank account as may be designated by Vertex in writing to Taisho. Any payment which falls due on a date which is not a business day may be made on the next succeeding business day. Taisho's obligation to make any of the foregoing payments which are due and payable on the effective date of any termination of this Agreement pursuant to Section 8.1 hereof shall survive termination.

         3.3 RESEARCH RECORDS; EXPENDITURE REPORTS. Each researcher performing work under this Agreement, whether employed directly by Vertex or Taisho or one of its Affiliates, or subcontractors, shall keep and properly maintain a laboratory notebook in which all work and experiments performed by him are entered and kept separate and distinct from all other work not related to this Agreement. Vertex shall provide to Taisho, annually during the term of the Research Program, a research expenditure report in the form attached hereto as Schedule 3.3, which shall be delivered to Taisho within ninety (90) days following December 31 of each year of the Research Program. The books and records of Vertex relating to such research expenditures will be subject to inspection at all reasonable times by Taisho with reasonable notice, for the purpose of verifying the accuracy of the research expenditure report referenced above. The books and records relating to a reported research expenditure shall be retained by Vertex for a period of not less than five (5) full fiscal years after the year in which the research expenditure occurred.

                                   ARTICLE IV

                         LICENSE AND DEVELOPMENT OPTION

         Taisho has the exclusive license and development option to the Compounds and by exercising its option may obtain an exclusive license to one or more Licensed Compounds which Taisho is interested in developing, marketing and selling in the Territory subject to the following terms and conditions.

                  (a) (i) During the course of the Research Program [**************** ******************] Vertex will notify Taisho in writing if and when Vertex has selected a Compound for development in the Field outside the Territory. Taisho shall have a period of [*************************************]
(an "Option Exercise Period") after receipt of such written notice from Vertex in which to exercise its option to obtain a license and to develop that Compound as a Licensed Compound under the License Agreement, by written notice to Vertex. Taisho shall use good faith efforts to decide as early as possible within the [****] Option Exercise Period whether to exercise its option in each case, and will communicate that decision to Vertex as soon as it is made. Taisho's option with respect to a particular Compound shall expire if the option is not exercised within the associated Option Exercise Period.


                  Collaboration and Option Agreement - Page 8

                           (ii) If during the term of the Research Program
Vertex does not designate any Compounds for development in the Field outside the Territory, or if there are no Compounds under development outside the Territory on the date the Research Program terminates, then Taisho shall have an option exercisable during the [*******] after termination of the Research Program to obtain a license and to develop any Compound as a Licensed Compound under the License Agreement, whether or not thereafter selected by Vertex for development outside the Territory, upon written notice to Vertex. Vertex shall not be obligated in such event to develop that Compound, and if it chooses not to do so, the full cost of development of that Compound in the Territory shall be borne by Taisho.

                  (b) Promptly upon exercise of any such option by notice in writing from Taisho to Vertex, the parties shall execute a License Agreement covering the Licensed Compound to which the option exercise was directed, substantially identical in form and substance to the form of License Agreement attached hereto as Exhibit A. Subsequent Licensed Compounds, if any, as to which Taisho exercises its option shall be added to the License Agreement as contemplated therein. Taisho will develop that Compound as a Licensed Compound in the Territory in accordance with the terms of the License Agreement.

                  (c) Taisho's option rights under this Article IV shall expire upon the later of
[****************************************************************************]
provided that, even after [*****************] and so long as the option has previously been exercised with respect to a Licensed Compound and development or commercialization of that Licensed Compound is proceeding in accordance with the terms of the License Agreement, Taisho may propose to the Joint Development Committee (the "JDC," a committee established under the License Agreement, details of which are provided in the License Agreement), at any time during the [*************************************************************] that the JDC select any other Compound for development under the License Agreement from among those Compounds that were synthesized or had shown activity as Caspase inhibitors in the Research Program. Any Compound so proposed by Taisho and selected by the JDC will be developed by Taisho under the License Agreement, except that Vertex shall not be obligated in such event to develop that Compound, and if it chooses not to do so, the full cost of development of that Compound in the Territory shall be borne by Taisho. Without reference to the previously mentioned [*****] limitation or provisions of Article IV (d), [*******************************************************************************
********************************************************************************
*******************]with
respect to a Licensed Compound shall be exercisable for a period ending ninety
(90) days after the earlier of termination of the development of that Licensed Compound or [********** *******] in the Territory with respect to that Licensed Compound. The option shall also continue to be exercisable, [*******************************************************************************
********************************************************************************
***********************************]
with respect to that Licensed Compound, after which it will expire. For purposes of the foregoing: (i) a [***** ******] shall mean a Phase II Clinical Trial which contains one or more studies aimed at yielding preliminary data on the efficacy of a Compound in a tested indication. ; (ii) a Designated Substitute Compound for a Licensed Compound shall be those one or more Compounds


                  Collaboration and Option Agreement - Page 9

(presumptively one Compound, but more than one upon a demonstration that more than one is reasonably necessary) selected by the JDC which in the opinion of the JDC are the Compound or Compounds, if any, most likely on a scientific and commercial basis to be selected for development as substitutes for a Licensed Compound if development of that Licensed Compound should be terminated prior to regulatory approval in Japan for the sale of a Drug Product containing that Licensed Compound. If the JDC is unable to reach consensus on whether a Compound so proposed by Taisho should be selected for development, or whether a Compound should be substituted for a Licensed Compound the development of which has been terminated, or which if any Compound should be selected as Designated Substitute Compound for a Licensed Compound, [*******************************************************************************
********************************************************************************
********************].

                  (d) After the expiration of the [*****] period referenced in (c) above, and so long as Taisho is developing or commercializing a Licensed Compound in accordance with the terms of the License Agreement, Vertex will attempt in good faith to negotiate with Taisho the terms under which Taisho might obtain a license, to develop and commercialize in the Territory any Compound in the Field, before Vertex shall license or otherwise transfer rights to that Compound in the Territory to a Third Party. Notwithstanding the foregoing, Vertex shall not license or otherwise transfer rights to any Compound to a Third Party without adequate provisions to ensure that those Compounds remain subject to Taisho's option or the JDC's option of substitution referenced in (c) above, so long as that option is exercisable with respect to those Compounds.

                  (e) Upon exercise by Taisho or the JDC of the option under Article IV to develop a Compound, Taisho will be entitled to the exclusive right to that Compound in the Territory under the terms of the License Agreement, which right includes [*****************
****************************************************************************].

                                    ARTICLE V

                                 CONFIDENTIALITY

         5.1 UNDERTAKING. During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information (including information embodied in sample materials), or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to Vertex Technology and Taisho Technology. Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information. Each party further agrees to refrain from directly or indirectly taking


                  Collaboration and Option Agreement - Page 10 any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its directors, officers, employees, consultants and agents, and in the case of Vertex, to its licensees and subcontractors in the Field outside the Territory, and in case of Taisho, to sublicensees under the License Agreement, if any, and to subcontractors in connection with the research, development or manufacture of Compounds, to the extent necessary to enable such parties to perform their obligations or exercise their rights hereunder or under the applicable sublicense or subcontract, as the case may be; provided, that such directors, officers, employees, consultants, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party. Each party shall be liable for any unauthorized use and disclosure of such information by its directors, officers, consultants, employees and agents and any such licensees, sublicensees and subcontractors. Taisho may also provide a copy of this Agreement to the Bank of Japan, Japan's Ministry of Finance, Ministry of Health and Welfare, National Tax Office and other governmental agencies, all as and only to the extent required under applicable Japanese laws or government regulations.

         5.2      EXCEPTIONS. Notwithstanding the foregoing, the provisions of
                  Section 5.1 hereof shall not apply to knowledge, information, documents or materials which the receiving party can conclusively establish: (i) have entered the public domain without such party's breach of any obligation owed to the disclosing party; (ii) have become known to the receiving party prior to the disclosing party's disclosure of such information to such receiving party; (iii) are permitted to be disclosed by the prior written consent of the disclosing party; (iv) have become known to the receiving party from a source other than the disclosing party other than by breach of an obligation of confidentiality owed to the disclosing party;
                  (v) are disclosed by the disclosing party to a Third Party without restrictions on its disclosure; (vi) are independently developed by the receiving party without breach of this Agreement; or (vii) are required to be disclosed by the receiving party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

         5.3 PUBLICITY. The timing and content of any press releases or other public communications relating to the Agreement and the transactions contemplated herein will, except as otherwise required by law, be determined jointly by Taisho and Vertex.

         5.4 SURVIVAL. The provisions of this Article V shall survive the termination of this Agreement.


                  Collaboration and Option Agreement - Page 11

                                   ARTICLE VI

                                     PATENTS

         6.1 PREPARATION. Vertex will be responsible for the preparation, filing, prosecution and maintenance of any and all Patents in the Territory included in Vertex Patents, [*************************************************************
                  **************************************************************
                  ***].
                  Taisho will be responsible for the preparation, filing, prosecution and maintenance of any and all Patents in the Territory included in the Taisho Patents [*************************************************************
                  **************************************************************
                  ******************]
                  including without limitation any such Patents covering formulations
                  [*************************************************************
                  *******************].
                  Vertex and Taisho shall each furnish to the other party copies of significant documents relevant to any such preparation, filing, prosecution or maintenance. Vertex and Taisho shall cooperate fully in the preparation, filing, prosecution and maintenance of all Vertex Patents and Taisho Patents, executing all papers and instruments so as to enable the responsible party to apply for, prosecute, and to maintain patent applications and patents in its name in any country in the Territory. The parties acknowledge the importance of maintaining the confidentiality of any inventions or other information relating to potential patent claims prior to the filing of patent applications with respect thereto. Each party shall provide to the other prompt notice as to all matters which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents.

         6.2 COST REIMBURSEMENT. Taisho shall reimburse Vertex for the following direct costs with respect to Vertex Patents [*************************************************************
                  *********************************************************],
                  for the preparation, filing, prosecution and maintenance of Vertex Patents in the Territory. "General patent preparation and maintenance costs" shall include the direct costs of preparation, filing and prosecution of any patent application contained in Vertex Patents from which a patent application filed in any country of the Territory claims priority, and any patent application filed under the Patent Cooperation Treaty
                  (PCT). Vertex shall notify Taisho in writing from time to time of its plans with respect to the preparation, filing, prosecution and maintenance of Vertex Patents in each country in the Territory which are, or have not yet become, Licensed Patents, together with Vertex's estimate of the costs of such preparation, filing, prosecution and maintenance and an estimate of Vertex's general patent preparation and maintenance costs. Taisho shall reimburse Vertex for [*************************************************************
                  ***************************************************]. In any
                  event, the provisions of Section 6.3 will apply to any patent which is the object of the


                  Collaboration and Option Agreement - Page 12 foregoing notice from Taisho and which Vertex continues to prosecute or maintain.

         6.3 FAILURE TO REIMBURSE. If Taisho shall fail, without good reason hereunder, to reimburse Vertex as required under
                  Section 6.2 above with respect to a patent application or patent included within the Vertex Patents within sixty (60) days after receipt of a written request for payment from Vertex, Vertex may terminate Taisho's rights with respect to that patent or patent application upon thirty (30) days written notice thereof to Taisho, unless Taisho during such 30-day period shall have submitted payment pursuant to the aforementioned request for payment.

         6.4 LICENSE TO FORMULATIONS AND USE INVENTIONS. The license to the Formulations and Use Inventions granted to Vertex under
                  Section 8.2 of the License Agreement shall be effective hereunder subject to the limitations set forth in Section 8.2 of the License Agreement.



                                   ARTICLE VII

                                  INFRINGEMENT

         Either party shall notify the other party promptly of any possible infringements, imitations or unauthorized possession, knowledge or use of the intellectual property embodied in any of the Vertex Technology by Third Parties in any country in the Territory, of which it becomes aware. Either party shall promptly furnish the other party with full details of such infringements, imitations or unauthorized possession, knowledge or use, and shall assist in preventing any recurrence thereof.

[*******************************************************************************
********************************************************************************
****************************].
Such suit may not be settled by Taisho without Vertex's consent, which shall not be unreasonably withheld. Damages recovered in any actions referenced hereunder shall be divided [*************] to Taisho and [********] to Vertex after reimbursement to each party of their respective expenses in prosecuting such actions as provided hereunder.

                                  ARTICLE VIII

                              TERM AND TERMINATION

         8.1 TERM OF AGREEMENT. This Agreement will extend until the later of the expiration of Taisho's option rights or JDC's option right under Article IV hereof, unless earlier terminated by either party hereto in accordance with other applicable provisions of this Agreement. Taisho may elect to extend the term of the Research Program and this Agreement by written notice given to Vertex not less than [*************] prior to the expiration of the Research Program, upon


                  Collaboration and Option Agreement - Page 13 terms and conditions to be negotiated in good faith and agreed upon in writing by the parties.

         8.2 TERMINATION OF RESEARCH PROGRAM BY TAISHO FOR CAUSE. Upon written notice to Vertex, Taisho may at its sole option terminate the Research Program and this Agreement upon the occurrence of any of the following events:

                  (a) Vertex shall materially breach this Agreement, which shall include a failure to use its reasonable best efforts to pursue the Research Program diligently (provided, however, that this provision shall not be construed as a guarantee by Vertex that the Research Program will be successfully completed or any Compounds successfully developed), and such material failure to perform shall not have been remedied or steps initiated to remedy the same to Taisho's reasonable satisfaction, within [**********] days after Taisho sends written notice of failure to perform to Vertex; or

                  (b) Vertex shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by strike, labor dispute or any other events over which it has no control (unless termination of this Agreement is permitted under Section 10.3 hereof); or

                  (c) A receiver for Vertex shall be appointed or applied for, or a general assignment shall be made for the benefit of its creditors or any proceeding involving Vertex shall be voluntarily commenced by it under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of the United States or any state thereof or such proceedings shall be involuntarily instituted against it, and Vertex by any action shall indicate its approval of or consent to, or acquiescence therein, or the same shall remain undismissed for [*******].

                  In the event of any valid termination under this Section 8.2, Taisho shall not be required to make any payments under Section 3.2 hereof which are not due and payable prior to receipt by Vertex of the notice of failure to perform referenced under Section 8.2(a), receipt by Vertex of the notice of termination pursuant to Section 8.2(b), or the occurrence of the event referenced in Section 8.2(c), as the case may be. Notwithstanding the foregoing, any License Agreement then in effect under the provisions of Article IV of this Agreement shall continue in effect in accordance with its terms.

         8.3 TERMINATION BY VERTEX FOR CAUSE. In addition to rights of termination which may be granted to Vertex under other provisions of this Agreement, upon written notice to Taisho, Vertex may at its sole option terminate this Agreement upon the occurrence of any of the following events:

                  (a) Taisho shall materially breach this Agreement, and such material failure to perform shall not have been remedied or steps initiated to remedy the same to Vertex's reasonable satisfaction, within [**************] after Vertex sends written notice of failure to perform to Taisho; or


                  Collaboration and Option Agreement - Page 14

                  (b) Taisho shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by strike, labor dispute or any other events over which it has no control (unless termination of this Agreement is permitted under Section 10.3 hereof); or

                  (c) A receiver for Taisho shall be appointed or applied for, or a general assignment shall be made for the benefit of its creditors or any proceeding involving Taisho shall be voluntarily commenced by it under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law of Japan or such proceedings shall be involuntarily instituted against it, and Taisho by any action shall indicate its approval of or consent to, or acquiescence therein, or the same shall remain undismissed for [************].

         8.4 TERMINATION. If the parties shall determine in good faith (as evidenced by a writing signed by each party), that there is no further scientific basis to pursue research and development of Compounds in the Field, and if either party shall propose, in writing, to the JRC and the other party that the parties consider redirection of the Research Program under Section 2.4 of this Agreement, and if within [*******] after such proposal is received by the other party and the JRC, the Research Program has not been redirected, then either party may terminate this Agreement on [************] written notice to the other party. On or after the effective date of any such termination no further payments shall become due and payable hereunder by one party to the other, except pursuant to obligations which have accrued hereunder prior to the effective date of such termination.

         8.5 EFFECT OF TERMINATION OR EXPIRATION. Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations which have accrued as of the date of termination or expiration, and (ii) obligations and rights under the following provisions, which shall survive termination or expiration of this Agreement: the last sentence of both Sections 3.2 and 3.3; Articles IV(d), V and IX.

                                   ARTICLE IX

                               DISPUTE RESOLUTION

         9.1 GOVERNING LAW, AND JURISDICTION. This Agreement shall be governed and construed in accordance with the [********************************]. Both parties agree that any legal proceedings between the parties relating to this Agreement other than a proceeding to which Section 9.2 is applicable, shall be brought in the state or prefecture of the principal office of the defendant party; provided that a proceeding to enforce an arbitration award may be brought in the state or prefecture of the plaintiff's principal office, and each party agrees to submit to personal jurisdiction and to accept venue in the courts of such state or prefecture solely for the purpose of enforcement of any such award.


                  Collaboration and Option Agreement - Page 15

         9.2 ARBITRATION. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle their differences amicably between themselves. Any such controversy or claim which the parties are unable to resolve shall, upon the written request for arbitration of one party delivered to the Secretariat of the International Court of Arbitration (the "Court"), be submitted to and be settled by arbitration [*************************************************************
                  *************************************************************]
                  in accordance with the Rules of Arbitration of the International Chamber of Commerce (the "Rules") then in effect (except as hereinafter stated), and enforcement of the award rendered by the arbitrators may be entered in any court having jurisdiction thereof and shall be final and conclusive upon both parties hereto. Notwithstanding anything to the contrary which may be contained in the Rules of the Court, the parties further agree as follows:

         (i)      [*************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ********************].

         (ii) The arbitrators will consider the nature of the dispute, the availability of information upon which resolution of the dispute may be fairly based, and in view of those considerations and such other facts and circumstances as they may deem appropriate, shall determine the application of discovery and, if decided it is applied, shall determine the nature, scope and timing of any discovery which will be permitted to the parties to any proceeding hereunder, and that determination of the arbitrators shall be binding on such parties. The costs of arbitration to each party will be determined in accordance with Articles 30 and 31 of the Rules.

         (iii) The arbitrators shall state the reasons upon which any award is based. The arbitrators shall not be authorized to award punitive damages to either party.

         (iv) Upon receipt of the arbitrator's statement, either party will have the right, within [***********] thereof, to apply to the Secretariat for a correction and/or an interpretation of the award, and the arbitrators thereupon will reconsider the issues raised by said application and either confirm or alter their decision, which will then be final and conclusive upon both parties hereto.


                  Collaboration and Option Agreement - Page 16

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         10.1 OFFICIAL LANGUAGE. English shall be the official language of this Agreement and the License Agreement, and all communications between the parties hereto shall be conducted in that language.

         10.2 WAIVER. Any waiver by either party of the breach of any term or condition of this Agreement will not be considered as a waiver of any subsequent breach of the same or any other term or condition hereof.

         10.3 FORCE MAJEURE. Neither party will be in breach hereof by reason of its delay in the performance of, or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental priorities for materials, or any fault beyond its control or without its fault or negligence. In the event that any delay or failure to perform by Vertex by reason of force majeure shall extend [*************] Taisho may suspend any payment which would otherwise become due and payable to Vertex during [*************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ************************************************************].

         10.4 SEVERABILITY. Should one or more provisions of this Agreement be or become invalid, then the parties hereto shall attempt in good faith to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of this Agreement as a whole.

         10.5 GOVERNMENT ACTS. In the event that any act, regulation, directive, or law of a government within the Territory, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of Taisho or Vertex under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications herein as may be necessary to fairly address the impact thereof, are not successful after a reasonable period of time in producing mutually acceptable modifications to this Agreement.

         10.6 GOVERNMENT APPROVALS. Taisho or its sublicensees will, if necessary, obtain any government approval required in the Territory to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other


                  Collaboration and Option Agreement - Page 17 obligation hereunder to be observed or performed. Taisho will keep Vertex informed of progress in obtaining any such government approval, and Vertex will cooperate with Taisho in any such efforts.

         10.7 EXPORT CONTROLS. This Agreement is made subject to any restrictions concerning the export of Compounds or Vertex Technology from the United States which may be imposed upon or related to either party to this Agreement from time to time by the Government of the United States. Furthermore, Taisho will not export, directly or indirectly, any Vertex Technology or any Compounds utilizing such Technology to any countries for which the United States Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so (of which Taisho will promptly inform Vertex) from the Department of Commerce or other agency of the United States Government when required by applicable statute or regulation. As of the date hereof Vertex warrants that current US export control regulations do not prohibit the disclosure or delivery to Taisho of information, data, compounds, or other materials required to be provided by Vertex to Taisho hereunder, and if such regulations should become applicable, Vertex will forthwith notify Taisho.

         10.8 NO WARRANTY. Vertex makes no warranty of any kind whatsoever, either express or implied, to Taisho, or any customer of Taisho, as to the ability of Taisho to understand and utilize the Vertex Technology. Taisho makes no warranty of any kind whatsoever, either express or implied, to Vertex, or to any customer of Vertex, as to the ability of Vertex to understand and utilize the Taisho Technology. [****************************************************
                  **************************************************************
                  **************************************************************
                  **********].
                  Should a party becomes aware of any unexpected serious adverse reactions to any Compounds, Licensed Compounds or Drug Products administered to humans or animals, the party shall promptly notify the other and/or make a report to the U.S. Food and Drug Administration ("FDA") or the Japanese Ministry of Health and Welfare as required by applicable governmental regulations.

         10.9 THIRD PARTY ACTIONS. (a) To Vertex's knowledge [*************************************************************
                  **************************************************************
                  *****************].
                  Nevertheless, each party will promptly notify the other in the event any relevant Third Party patents come to its notice. Neither party gives a warranty to the other regarding the infringement of Third Party rights by the development, manufacture, use or sale of the Licensed Compounds or the practice of the Vertex Technology or the Taisho Technology, and gives no indemnity against costs, damages, expenses or other losses arising out of proceedings brought against the other party or any other Person by any Third Party.


                  Collaboration and Option Agreement - Page 18

         (b) In the event that the development of a Compound in any country necessarily involves working within the scope of a Third Party's patent, which would otherwise be infringed by the practice of a Vertex Patent in connection with such development, then [***************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***].
If the terms of a required license under a Third Party patent do not meet the foregoing requirements and Vertex therefore elects not to assume its share of any financial obligation, [***************************************
**************************************************************************]. If
the required license is either unavailable or its terms are unacceptable both to Vertex and to Taisho, then Taisho may elect in its sole discretion to discontinue sales of the Drug Product in such country or at its sole expense to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party patents.

          (c) In the event Taisho is sued for infringement of any rights of any Third Party in the course of its development of the Compounds or its use of Vertex Technology in connection therewith, Vertex shall extend to Taisho good faith assistance and support in defending such action, and may participate in the conduct of, and in discussions regarding strategic and business responses to, the suit. Damages and out-of-pocket legal fees and expenses (including legal fees and expenses of Taisho and Vertex) arising from such a legal action shall be borne [**********************************************************************
********************************************************************************
*************].

         10.10    TAX.[*********************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ******************].

         10.11 ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; PROVIDED, HOWEVER, that either party may assign this Agreement, WITHOUT the consent of the other party,
                  (i) to any of its Affiliates, if the assigning party guarantees the full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another Person. Any purported assignment in contravention of this section shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligations of such party hereunder.


                  Collaboration and Option Agreement - Page 19

         10.12 COUNTERPARTS. This Agreement may be executed in duplicate, each of which shall be deemed to be original and both of which shall constitute one and the same Agreement.

         10.13 NO AGENCY. Nothing in this Agreement shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Vertex and Taisho. Notwithstanding any of the provisions of this Agreement, neither party to this Agreement shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, paid, and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.

         10.14 NOTICE. All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below or to other addresses as may be designated by one party to the other by notice pursuant hereto, by prepaid certified air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by first class letter, postage pre-paid, given by the close of business on or before the next following business day:

                  if to Taisho, at:     Taisho Pharmaceutical Co., Ltd.
                                        24-1, Takata 3-Chome
                                        Toshimaku, Tokyo, 170-8633, Japan
                                        Attention: General Manager, Licensing
                                        Division

                  with a copy to:

                                        General Manager, Legal Division

                  if to Vertex, at:     130 Waverly Street
                                        Cambridge, MA 02139-4242
                                        Attention:  Richard H. Aldrich
                                        Senior Vice President and Chief Business
                                        Officer
                                        cc:  Corporate Counsel

                  with a copy to:

                                        Kirkpatrick & Lockhart LLP
                                        75 State Street
                                        Boston, MA  02109
                                        Attention:  Kenneth S. Boger, Esquire
                                        Fax: 617-951-9151

         10.15 HEADINGS. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.


                  Collaboration and Option Agreement - Page 20

         10.16 AUTHORITY. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that a party may have with any Third Party. Each party has relied on that representation in entering into this Agreement.

         10.17 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.


                  Collaboration and Option Agreement - Page 21

                                   VERTEX PHARMACEUTICALS INCORPORATED

                                    By:
                                       ---------------------------------------
                                    Title:
                                          -------------------------------------
                                    Date of Signature:
                                                      --------------------------

                                    TAISHO PHARMACEUTICAL CO., LTD.

                                    By:
                                      -----------------------------------------
                                       Akira Uehara

                                    Title:     PRESIDENT
                                          -------------------------------------
                                    Date of Signature:
                                                      -------------------------



                  Collaboration and Option Agreement - Page 22

                                  SCHEDULE 1.4





--------------------------------------------------------------------------------

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         CONFIDENTIAL- DRAFT- Collaboration & Option Agreement- Page 1

                                  SCHEDULE 1.12

                             LIST OF VERTEX PATENTS

--------------------------------------------------------------------------------


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                  Research Agreement & License Option- Page ii

                                  SCHEDULE 1.13

                             LIST OF TAISHO PATENTS

--------------------------------------------------------------------------------



                                      NONE

                                  SCHEDULE 1.19

                         SUMMARY OF RESEARCH ACTIVITIES

--------------------------------------------------------------------------------




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



                                  SCHEDULE 1.20

                           COUNTRIES IN THE TERRITORY

--------------------------------------------------------------------------------


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



                                  SCHEDULE 2.2

                   INITIAL MEMBERS OF JOINT RESEARCH COMMITTEE

--------------------------------------------------------------------------------


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



                                  SCHEDULE 3.3

                     ANNUAL REPORT OF RESEARCH EXPENDITURES

--------------------------------------------------------------------------------

VERTEX/TAISHO CASPASE PROGRAM


[*******************************************************************************
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

                      EXHIBIT A TO COLLABORATION AND OPTION AGREEMENT

                        License and Development Agreement

                                     BETWEEN

                       Vertex Pharmaceuticals Incorporated

                                       AND

                         Taisho Pharmaceutical Co., Ltd

                                November 30, 1999


                   License and Development Agreement -  Page 1

                             TABLE OF CONTENTS                                                         Page

         Introduction....................................................................................1

         ARTICLE I -- Definitions........................................................................1

         ARTICLE II -- Rights and Licenses...............................................................5

         2.1      TAISHO RIGHTS..........................................................................5
                  2.1.1  EXCLUSIVE LICENSE...............................................................5
                  2.1.2  [**************]................................................................5
         2.2      IMPROVEMENT............................................................................6
         2.3      EXCLUSIVITY............................................................................6


         ARTICLE III -- Development......................................................................7

         3.1      JOINT DEVELOPMENT COMMITTEE............................................................7
         3.2      CORE DEVELOPMENT ACTIVITIES............................................................8
         3.3      DEVELOPMENT ACTIVITIES EXCLUSIVELY FOR THE TERRITORY...................................8
         3.4      DEVELOPMENT ACTIVITIES IN [****************************]...............................9
         3.5      INFORMATION TRANSFER...................................................................9
         3.6      BULK SUPPLY FOR DEVELOPMENT............................................................9
         3.7      REGULATORY APPROVALS...................................................................9
         3.8      DUE DILIGENCE.........................................................................10


         ARTICLE IV -- Milestone Payments...............................................................10

         ARTICLE V -- Supply Licensed Compound..........................................................11

         5.1      SUPPLY................................................................................11
         5.2      SUPPLY PRICE..........................................................................12
         5.3      FORECASTS AND ADJUSTMENTS.............................................................12
         5.4      SUPPLY AGREEMENT......................................................................13
         5.5      PRICE REVISION........................................................................13
         5.6      UNPATENTED PRODUCT....................................................................13
         5.7      TAXES.................................................................................13
         5.8      CO-LABELING...........................................................................13

         ARTICLE VI -- Reporting........................................................................14

         6.1      DEVELOPMENT REPORTS...................................................................14
         6.2      SALES REPORTS AND RECORDS.............................................................14
         6.3      PAYMENT DELAY.........................................................................14

                   License and Development Agreement -  Page ii


                  Table Of Contents (con't)Page

         ARTICLE VII -- Confidentiality.................................................................14

         7.1      UNDERTAKING...........................................................................14
         7.2      EXCEPTIONS............................................................................15
         7.3      PUBLICITY.............................................................................15
         7.4      SURVIVAL..............................................................................15


         ARTICLE VIII -- Patents........................................................................15

         8.1      PREPARATION...........................................................................15
         8.2      LICENSE TO FORMULATION AND USE INVENTIONS.............................................16
         8.3      COST REIMBURSEMENT....................................................................16
         8.4      FAILURE TO REIMBURSE..................................................................17
         8.5      COST REIMBURSEMENT FOR THE PATENTS COVERING THE FORMULATION AND USE
                  INVENTIONS............................................................................17


         ARTICLE IX --Infringement......................................................................17

         ARTICLE X -- Term and Termination..............................................................18

         10.1     TERM..................................................................................18
         10.2     TERMINATION OF RESEARCH PROGRAM BY TAISHO FOR CAUSE...................................18
         10.3     TERMINATION BY VERTEX FOR CAUSE.......................................................19
         10.4     TERMINATION...........................................................................19
         10.5     EFFECT OF TERMINATION AND EXPIRATION..................................................19


         ARTICLE XI -- Dispute Resolution...............................................................20

         11.1     GOVERNING LAW, AND JURISDICTION.......................................................20
         11.2     ARBITRATION...........................................................................20


         ARTICLE XII -- Miscellaneous Provisions........................................................21

         12.1     NO WARRANTY...........................................................................21
         12.2     THIRD PARTY ACTIONS...................................................................21
         12.3     OFFICIAL LANGUAGE.....................................................................22
         12.4     TAX...................................................................................22
         12.5     WAIVER................................................................................23
         12.6     FORCE MAJEURE.........................................................................23
         12.7     SEVERABILITY..........................................................................23
         12.8     GOVERNMENT ACTS.......................................................................23


                   License and Development Agreement -  Page iii


         12.9     GOVERNMENT APPROVALS..................................................................23
         12.10    EXPORT CONTROLS.......................................................................23
         12.11    ASSIGNMENT............................................................................24
         12.12    COUNTERPARTS..........................................................................24
         12.13    NO AGENCY.............................................................................24
         12.14    NOTICE................................................................................24
         12.15    HEADINGS..............................................................................25
         12.16    AUTHORITY.............................................................................25
         12.17    ENTIRE AGREEMENT......................................................................25


                   License and Development Agreement -  Page iii


         SCHEDULE 1.9 -- LICENSED COMPOUNDs

                        LICENSE AND DEVELOPMENT AGREEMENT

         This Agreement is made and entered into as of ________________ between VERTEX PHARMACEUTICALS INCORPORATED, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts with its principal place of business at 130 Waverly Street, Cambridge, Massachusetts 02139-4242, U.S.A. (hereinafter "Vertex"), and TAISHO PHARMACEUTICAL CO., LTD., a corporation duly organized and existing under the laws of Japan with its principal place of business at 24-1, Takata 3-Chome, Toshima-ku, Tokyo 170-8633, Japan (hereinafter "Taisho").

                                  INTRODUCTION

         WHEREAS, Vertex and Taisho are parties to the Collaboration Agreement (as defined below) under which Vertex is engaged in the design and discovery of certain novel small molecule inhibitors of caspases, with the financial and technical assistance of Taisho; and

         WHEREAS, Taisho has exercised its option under the Collaboration Agreement to develop and commercialize one or more Licensed Compounds in the Territory.

         NOW THEREFORE, in consideration of the foregoing premises, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, is controlled by or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, fifty percent (50%) or more of the voting stock of any other Person.

         1.2. "COLLABORATION AGREEMENT" shall mean that certain Collaboration and Option Agreement dated November 30, 1999 by and between Vertex and Taisho.

         1.3. "CORE DEVELOPMENT PLAN," "CORE DEVELOPMENT ACTIVITIES" and "CORE DEVELOPMENT COSTS" shall have the meanings ascribed to them in Section 3.1 hereof.

         1.4. "DEVELOPMENT PROGRAM" shall mean activities associated with development of Licensed Compounds for sale as Drug Products in the Territory, including but not limited to (a) formulation of Licensed Compounds for use in preparation for

                   License and Development Agreement -  Page 1
                  preclinical studies; (b) preclinical animal studies performed in accordance with "Good Laboratory Practices" (or the applicable equivalent) in preparation for the filing of an Investigational New Drug Application (or the applicable equivalent); (c) formulation and manufacture of Licensed Compounds for preclinical and clinical studies; (d) planning, implementation, evaluation and administration of human clinical trials; (e) manufacturing process development and scale-up for the manufacture of bulk Licensed Compound and Drug Product; (f) preparation and submission of applications for regulatory approval; and (g) post-market surveillance of approved drug indications, as required or agreed as part of a marketing approval by any governmental regulatory authority.

         1.5. "DRUG PRODUCT" shall mean a product prepared from bulk Licensed Compound in finished dosage form ready for administration to the ultimate consumer as a pharmaceutical.

         1.6. "COMMENCEMENT DATE" shall mean, with respect to the application of this Agreement to a Licensed Compound, the date on which Taisho exercises its option under Article IV of the Collaboration Agreement with respect to that Licensed Compound.

         1.7.     "CASPASES" are[***********************************************
                  *************************************************************
                  **************************************************].

         1.8. "FIELD" shall mean the treatment or prevention of diseases in humans using pharmaceutical products which inhibit one or more Caspases.

         1.9. "LICENSED COMPOUNDS" shall mean any Compounds as to which the option rights granted under Article IV of the Collaboration Agreement have been exercised in accordance therewith by Taisho as identified on Schedule 1.9 hereto, as Schedule 1.9 may be updated from time to time by reason of the subsequent exercise by Taisho or the JDC of such option rights with respect to additional Compounds. "Compounds" shall have the meaning ascribed to it in the Collaboration Agreement, and the "JDC" shall have the meaning ascribed to it in Section 3.1 hereof.

         1.10. "LICENSED PATENTS" shall mean any Vertex Patents which become the subject of Taisho's rights under Article II of this Agreement upon exercise of its license and development option or selection by the JDC in accordance with the provisions of
                  Article IV of the Collaboration Agreement.

                  1.11. "PATENTS" shall mean all existing patents and patent applications and all patent applications hereafter filed, including any continuations, continuations-in-part, divisionals, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and


                   License and Development Agreement -  Page 2
                  any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

         1.12. "VERTEX PATENTS" shall mean any Patents Controlled by Vertex (or any of its Affiliates) claiming (i) a Compound or a method of using a Compound (a "method of using" being deemed to refer, here and hereafter in this Agreement, to a use patent), or (ii) a method of formulating, manufacturing, process development or packaging related to a Compound or (iii) an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound or a method of manufacturing, process development or packaging related to a Compound. A list of Vertex Patents is appended hereto as
                  Schedule 1.12 and will be updated periodically to reflect additions thereto during the course of this Agreement.

         1.13. "TAISHO PATENTS" shall mean any Patents Controlled by Taisho (or any of its Affiliates) excluding patent applications or patents which Taisho has assigned to Vertex under Section 2.6 of the Collaboration Agreement, claiming (i) a Compound or a method of using a Compound or (ii) a method of formulating, manufacturing, process development or packaging related to a Compound or (iii) an improvement to the subject matter of a Patent covering a Compound or a method of using a Compound or a method of manufacturing, process development or packaging related to a Compound. A list of Taisho Patents is appended hereto as Schedule 1.13 and will be updated periodically to reflect additions thereto during the course of this Agreement.

         1.14. "KNOW-HOW" shall mean all proprietary and confidential material and information including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether currently existing or developed or obtained during the course of this Agreement, and whether or not patentable, that are controlled by a party hereto or its Affiliates and that relate to the development, utilization, manufacture or use of any Compound, including but not limited to processes, techniques, methods, products, materials and compositions.

         1.15.    "VERTEX KNOW-HOW" shall mean all Know-How of Vertex.

         1.16.    "TAISHO KNOW-HOW" shall mean all Know-How of Taisho.

         1.17. "VERTEX TECHNOLOGY" shall mean all Vertex Patents and Vertex Know-How.

         1.18. "TAISHO TECHNOLOGY" shall mean all Taisho Patents and Taisho Know-How.

         1.19. "NET SALES" shall mean, with respect to a Drug Product, the gross amount invoiced by Taisho and any Taisho Affiliate, sublicensee or marketing partner to Third Party customers for the Drug Product, less:

[******************************************************************************

*******************************************************************************

                   License and Development Agreement -  Page 3

*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*********************************]

         1.20. "RESEARCH PROGRAM" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.21. "PERSON" shall mean any individual, corporation, partnership, association, limited liability company, trust, unincorporated organization or government or political subdivision thereof.

         1.22. "PHASE II CLINICAL TRIALS" shall mean human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for trials of a Drug Product on a limited number of patients for the purposes of collecting data on dosage, evaluating safety and collecting preliminary information regarding efficacy in the proposed therapeutic indication, as more fully defined in 21 C.F.R.
                  Section 312.21(b), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

         1.23. "PHASE III CLINICAL TRIALS" shall mean human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for the continued trials of a Drug Product on sufficient numbers of patients to generate safety and efficacy data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 C.F.R. Section 312.21(c), and (ii) equivalent submissions with similar requirements in other countries in the Territory.

         1.24. "REGULATORY APPROVAL" shall mean, with respect to a country in the Territory, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Drug Product in that country including, without limitation and where applicable, approval of labeling, price, reimbursement and manufacturing.

         1.25. "THIRD PARTY" shall mean any Person other than Vertex, Taisho or their respective Affiliates or sublicensees of rights conveyed under this Agreement.

         1.26. "LIVE CLAIM" shall mean a claim of any issued, unexpired Patent which shall not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision.

                   License and Development Agreement -  Page 4

         1.27. "GMP" shall mean the current Good Manufacturing Practice regulations promulgated by the FDA, published at 21 CFR Part 210 et seq., as such regulations may be amended, and such equivalent foreign regulations or standards as may be applicable with respect to bulk Licensed Compound or Drug Product(s) manufactured or sold outside the United States.

         1.28. "FIRST COMMERCIAL SALE" shall mean the first shipment of a Drug Product to a Third Party by Taisho or an Affiliate or sublicensee of Taisho in a country in the Territory following applicable Regulatory Approval of the Drug Product in such country.

         1.29. "TERRITORY" shall mean those countries listed in Schedule 1.29 hereof.

                                   ARTICLE II

                               RIGHTS AND LICENSES

         2.1.     TAISHO RIGHTS.

         2.1.1. EXCLUSIVE LICENSE. Subject to the other provisions of this Agreement (including the rights of Vertex under Articles III and V hereof), Vertex grants to Taisho an ----------------- exclusive license, with the right to sublicense, under the Vertex Technology to develop, use, sell, have sold, export (within the Territory) and import the Licensed Compounds and to develop, make, have made, use, market, sell, have sold, export (within the Territory) and import for sale Drug Products in each country in the Territory, except in [******************]. Vertex hereby grants to Taisho a semi-exclusive license (exclusive except as to Vertex or Vertex's other permitted licensees hereunder) under the Vertex Technology in [**********************] as set forth in Section
                  2.1.2 below. The foregoing licenses shall not extend to the sale of Licensed Compounds in bulk form for purposes other than manufacturing Drug Product. Taisho shall have the right to grant sublicenses as stated above in each country in the Territory, under terms not inconsistent with this Agreement, and subject in each case to prior written notification to Vertex. Any such sublicense shall be entered into by Taisho and the sublicensee on an arms-length basis. In the event the sublicensee breaches the sublicense, Taisho shall promptly take all reasonable steps to enforce the same. In the event of a continuing breach Taisho shall, if so requested by Vertex, terminate that sublicense in accordance with the procedures prescribed therein.

         2.1.2. [**********]. Vertex and Taisho shall have semi-exclusive rights in [*********************] under the Vertex Technology to develop, make, have made, use, market and sell, have sold, export (within the Territory) and import for sale Drug Products. Vertex and Taisho each may further license its semi-exclusive rights in [****************], to not more than one licensee (in the case of Taisho, such license being a sublicense subject to the terms and conditions


                   License and Development Agreement -  Page 5
                  of this Agreement governing sublicensees). Either party shall notify the other party of its grant of any such license in advance, together with the name and address of any such licensee.

         2.2. IMPROVEMENTS. Taisho shall use its reasonable best efforts to keep Vertex promptly and fully informed of any improvements (other than improvements made solely by Taisho which are Formulation and Use Inventions under Section 8.1 hereof) relating to Licensed Compounds, made by Taisho or its Affiliates or sublicensees during the term of the Development Program, whether those improvements are patentable or not ("Taisho Improvements"). Upon Vertex's written request which shall be required to be made within three (3) months from Taisho's notification, Taisho shall [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ******************************************************].
                  Vertex shall use its reasonable best efforts to keep Taisho promptly and fully informed of any improvement relating to Licensed Compounds, made by Vertex or any of its Affiliates, sublicensees and subcontractors as a result of activities hereunder, and such improvement shall be included in the Vertex Technology and shall be subject to Taisho's rights under Section 2.1 hereof. [****
                  *************************************************************
                  **********].                Vertex         will          not
                  [************************************************************
                  *************************************************************
                  *******************].

         2.3. EXCLUSIVITY. During the period ending [************************************************************
                  *************************************************************
                  *************************************************************
                  **************] other than under the terms of this Agreement. [************************************************************
                  *************************************************************
                  ******]. The foregoing provisions shall only be applicable to small molecule compounds, or pharmaceutical products containing small molecule compounds, for which Caspase inhibition is a principal mode of therapeutic action, and [******************
                  ******************************************************]. If
                  this Agreement is validly terminated by Vertex under Section
                  10.3 hereof, then Taisho and its Affiliates will refrain from any of the foregoing activity for a period of [*******] after such termination.

                   License and Development Agreement -  Page 6

                                   ARTICLE III

                                   DEVELOPMENT

         3.1. JOINT DEVELOPMENT COMMITTEE. As soon as practicable after the Commencement Date with respect to a Licensed Compound, Vertex and Taisho shall establish a Joint Development Committee (the "JDC") comprised of an equal number of representatives. The JDC shall coordinate the development efforts of both parties with respect to development of a Licensed Compound, will review the Core Development Plan submitted by Vertex as specified below, and will review and approve the Taisho Development Plan. When appropriate, Vertex and Taisho will seek to form a committee or other group, with members representing each party, to coordinate the development activities, worldwide, being conducted with respect to Licensed Compounds by Vertex, Taisho and any of its or their Affiliates, licensees or sublicensees. The JDC shall operate by consensus and in accordance with agreed joint resolutions, but in the event of disagreement which cannot be resolved by discussions among the parties, decisions shall be made as follows:

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*****************************************************************]

         3.2. CORE DEVELOPMENT ACTIVITIES. Vertex and/or its licensees, if any, will be undertaking development activities, including preclinical and clinical studies and process development, which Vertex deems necessary or appropriate in order to obtain Regulatory Approval for the sale of Drug Products outside the Territory from the U.S. FDA and the EMEA of the European Union (the "Core Development Activities").
                  Vertex expects the Core Development Activities will be undertaken applying standards which will allow the results of those activities to be used by Taisho in its regulatory filings in the Territory. If drug development standards and practices in the Territory are substantially at variance with usual and customary practices in the United States or the European Union in connection with Core Development Activities proposed to be conducted by Vertex, Taisho shall so inform Vertex on a timely basis. Vertex shall create a development plan for Core Development Activities with respect to Licensed Compounds (the "Core


                   License and Development Agreement -  Page 7

                  Development Plan"), which shall be provided to the JDC and Taisho in advance for its review and comment. ** [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  **********************************]

         3.3. DEVELOPMENT ACTIVITIES EXCLUSIVELY FOR THE TERRITORY. Taisho and/or its sublicensees, if any, will be responsible for and, except as otherwise provided below with ** respect to development activities by Vertex in [********************], shall bear the cost of the Development Program for Licensed Compound(s) in the Territory. The Taisho Development Program shall be conducted in accordance with a development plan (the "Taisho Development Plan") provided in advance to and reviewed and approved by the JDC. The Taisho Development Plan shall include, without limitation, the design and conduct of all preclinical and clinical studies required to obtain regulatory approval for Drug Products in the Territory that are not otherwise required as part of the Core Development Plan outside the Territory. The Taisho Development Plan may provide for the conduct of development activities in countries outside the Territory, as may be reasonably necessary or appropriate in connection with Regulatory Approval in the Territory, so long as those activities have been coordinated and are consistent with the Core Development Plan and have been approved by the JDC.[****************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *].

         3.4. DEVELOPMENT ACTIVITIES IN [**************]. Vertex and Taisho will attempt to coordinate their respective development activities in [***] but shall have the right to pursue development of Licensed Compounds independently [*********] if effective coordination is not achieved. Absent any agreement to the contrary, each party will bear the cost of its own activities which are undertaken exclusively for Regulatory Approval in [*****]. Either party shall be free to use any data and information generated by the other party and its sublicensees, as permitted by law,


                   License and Development Agreement -  Page 8
                  in connection with development activities in the Field for Licensed Compounds [******] for the purpose of developing Licensed Compounds in their respective territory.

         3.5. INFORMATION TRANSFER. Vertex shall deliver to Taisho all information (including raw data from clinical studies of Licensed Compounds conducted by Vertex and its other licensees outside the Territory) which is necessary or useful for further development of the Licensed Compound, and for manufacture, commercial exploitation and distribution of the Drug Product in the Territory, to the extent that such information is not subject to restrictions imposed by a Third Party on disclosure to or use by the other party. Such information shall include a summary of all material written communications (copies of which Vertex will provide to Taisho at Taisho's request and expense) between Vertex or (to the extent available to Vertex) its other licensees and the U.S. FDA concerning Licensed Compounds. This information shall also include copies of all patents, patent applications, copyrights, copyright registrations and applications therefor and all other manifestations of the intellectual property embodied in the Licensed Compounds, whether in human or machine readable form.

         3.6. BULK SUPPLY FOR DEVELOPMENT. Vertex will provide Taisho with bulk Licensed Compound for development in the Territory, [******************************]. For purposes hereof
                  [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************].

         3.7. REGULATORY APPROVALS. Taisho will be responsible for all required Regulatory Approvals in the Territory, including all interaction with Koseisho (Ministry of Health and Welfare) in Japan. All filings with Koseisho will be made by Taisho and approvals will be held in the name of Taisho. Taisho will keep Vertex informed about the substance of all material written communication between Taisho and Koseisho (copies of which communications Taisho will provide to Vertex at Vertex's request and expense) and may at Vertex's request attend meetings between Taisho and Koseisho representatives. Taisho shall have the right to cross-reference information and regulatory filings arising out of development work which has been conducted by Vertex and its Affiliates, licensees and sublicensees outside the Territory, for the purpose of regulatory filings in the Territory. Vertex and its licensees shall have the reciprocal right to cross reference all information and regulatory filings arising out of development work conducted by Taisho and its Affiliates and sublicensees hereunder. Taisho will supply Vertex at its request with data based on all raw data from clinical


                   License and Development Agreement -  Page 9
                  studies conducted by Taisho and any of its sublicensees with respect to Licensed Compounds. In the event that Taisho is required subject to any provision hereof to disclose or provide Vertex with data or information generated by it during the Development Program, concerning a Licensed Compound or a Drug Product, Taisho shall provide a summary of that data and information, in English, sufficient for Vertex to understand the general content and significance of that data and information, [***********************************************
                  *************************************************************
                  ********************************************].

         3.8. DUE DILIGENCE. Promptly upon exercise of its option with respect to a Compound, Taisho shall commence the Development Program in the Territory with respect to that Licensed Compound and shall use its reasonable best efforts to effect introduction of the Drug Product into the commercial market in the Territory as soon as practicable, consistent with the requirements of the Development Program and sound and reasonable business practices and judgment. After the date of the first Regulatory Approval for the sale of the Drug Product(s) in the Territory, Taisho shall use reasonable best efforts to effect introduction of the Drug Product(s) into commercial use in the other countries of the Territory, and following initial product introduction in each country shall keep the Drug Product(s) reasonably available to the public therein. In the normal course of development, a certain Licensed Compound may be dropped from development and replaced within a reasonable time with another Licensed Compound, and such occurrence in the Development Program shall not constitute a failure of due diligence. After Regulatory Approval thereof and until the expiration of this Agreement, Taisho shall endeavor to keep Drug Products reasonably available to the public throughout the commercial market in the Territory.

                                   ARTICLE IV

                               MILESTONE PAYMENTS

         Taisho shall make the following milestone payments with respect to each Licensed Compound developed hereunder. Milestone payments shall be payable [******************************************************************************
*******************************************************************************
*************].If two (2) (or more) Licensed Compounds are being developed at the same time, the milestones specified below will be applicable to each such Licensed Compound; PROVIDED, that [********************************************
*******************]. On the date any one of the milestone payments set forth below is earned with respect to a particular Licensed Compound, any of the other lower numbered milestones which have not yet been earned with respect to that Licensed Compound shall be deemed to have been achieved and therefore payable with respect to that Licensed Compound.


                   License and Development Agreement -  Page 10

[******************************************************************************
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                                    ARTICLE V

                            SUPPLY LICENSED COMPOUND

         5.1. SUPPLY. Vertex shall manufacture or have manufactured and supply Taisho, its Affiliates and its sublicensees with their entire commercial requirements for bulk Licensed Compound in the Territory. Taisho shall purchase all of the requirements (including those of its Affiliates and sublicensees) of bulk Licensed Compound from Vertex for manufacture of Drug Products containing the Licensed Compounds for sale in the Territory. If Vertex shall be in material default of its supply obligations hereunder, it will immediately meet with Taisho at Taisho's request, and the parties shall agree on an alternative supply arrangement, which shall include manufacture of bulk Licensed Compound by Taisho, and shall consider whether that arrangement shall apply for the long term or until such time as the causes for Vertex's default have been cured.

         5.2. SUPPLY PRICE. The supply price for a unit of bulk Licensed Compound supplied by Vertex for the manufacture of a Drug Product sold in the Territory shall be determined [*****
                  *************************************************************
                  ********].

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
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*******************************************************************************


                   License and Development Agreement -  Page 11

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         5.3.     FORECASTS AND ADJUSTMENTS.
                        [******************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *********]

         5.4. SUPPLY AGREEMENT. All bulk Licensed Compound supplied by Vertex to Taisho hereunder shall be provided under the terms of a supply agreement containing terms and ** conditions, in addition to those provided herein, which are usual and customary in the trade, as shall be agreed in good faith between the parties hereto.

         5.5. PRICE REVISION. If Taisho produces and submits to Vertex supportive materials that show, with reference to market pricing and/or cost factors (as appropriate), that Taisho is unable to achieve a reasonable margin on sales of a Drug Product, then it will notify Vertex and the parties shall meet to discuss the matter. If it ** appears, as a result of those discussions, that the cost to Vertex of producing the Licensed Compound being sold to Taisho is significantly low in relation to the ** supply price to Taisho under the circumstances of this Agreement, then Vertex will consider reducing the supply price. Similarly, Taisho shall consider upward ** revisions of the supply price in the event that Vertex produces and submits to Taisho supportive materials that show, with reference to market pricing and/or cost ** factors (as appropriate), that Vertex is unable to obtain a reasonable margin on sales of Licensed Compound to Taisho.

         5.6.     UNPATENTED PRODUCT. In the event that [**********************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  ***********] Vertex shall reduce the Applicable Percentage of Net Sales, for Net Sales in that country, that is used to compute the supply price under Section 5.2 above for the ** Licensed Compound which is incorporated in the Drug Product, by [****************].


                   License and Development Agreement -  Page 12

         5.7. TAXES. The amounts payable under this Article V are net of any applicable duties, government charges, or similar items, if any, all of which shall be paid by ** Taisho.

         5.8. CO-LABELING. All Drug Products sold in the Territory shall bear reference to Taisho's and Vertex's logos and trademarks with equal prominence or to the extent not ** prohibited by local law. Vertex's name, where it shall appear, will be written in the English language.

                                  ARTICLE VI **

                                  REPORTING **

         6.1. DEVELOPMENT REPORTS. Taisho shall prepare and submit to Vertex, on a quarterly basis, reports which set forth in reasonable detail the progress of the Development ** Program in the Territory and the results of work performed thereunder during the preceding quarter. Vertex shall also report to Taisho on a quarterly basis the ** results of any development work which it may have undertaken with respect to Licensed Compounds during the preceding quarter.

         6.2. SALES REPORTS AND RECORDS. During the term of this Agreement and after the First Commercial Sale of a Drug Product, Taisho shall deliver to Vertex within forty five (45) days after the end of each calendar quarter a written report showing actual Net Sales of Drug Products by Taisho, its Affiliates and sublicensees in each ** country in the Territory during such calendar quarter, and any revision of the supply price for bulk Licensed Compound to be recommended by Taisho, based on the ** information in that report. All Net Sales shall be divided in each such report into sales by Taisho and each Affiliate and sublicensee, as well as on a ** country-by-country basis, shall be stated in U.S. dollars, and shall state the rates of exchange used to convert the amounts into United States dollars from the ** currency in which such amounts are received by Taisho, using Taisho's then-current standard exchange rate methodology applied in its external reporting for the ** translation of foreign currency sales into U.S. dollars. Taisho will keep complete, true and accurate books of account and records for the purpose of showing the ** derivation of Net Sales and all amounts payable to Vertex under this Agreement. Such books and records will be kept at Taisho's principal place of business for at ** least three (3) years following the end of the calendar quarter to which they pertain, and will be open at all reasonable times and agreed by Taisho for inspection ** and copying by representatives of Vertex for the purpose of verifying Taisho's sales reports, or Taisho's compliance in other respects with this Agreement. Such ** inspections shall be at the expense of Vertex, unless a variation or error exceeding [***********] or the equivalent, is discovered in the course of any such ** inspection, whereupon the costs relating thereto shall be for the account of Taisho. Taisho will promptly pay to Vertex the full amount of any


                   License and Development Agreement -  Page 13
                  underpayment, together with interest thereon at the rate of [**************] assessed from the date payment was due.

         6.3. PAYMENT DELAY. In case of a delay in any payments due from Taisho to Vertex hereunder not occasioned by force majeure, interest at the rate of [*******************], assessed from the thirty-first day after the due date of the said payment, shall be due by Taisho without any special notice.

                                 ARTICLE VII

                               CONFIDENTIALITY

         7.1. UNDERTAKING. During the term of this Agreement, each party shall keep confidential, and other than as provided herein shall not use or disclose, directly or indirectly, any trade secrets, confidential or proprietary information (including information embodied in sample materials), or any other knowledge, information, documents or materials, owned, developed or possessed by the other party, whether in tangible or intangible form, the confidentiality of which such other party takes reasonable measures to protect, including but not limited to Vertex Technology and Taisho Technology. Each party shall take any and all lawful measures to prevent the unauthorized use and disclosure of such information, and to prevent unauthorized persons or entities from obtaining or using such information. Each party further agrees to refrain from directly or indirectly taking any action which would constitute or facilitate the unauthorized use or disclosure of such information. Each party may disclose such information to its directors, officers, employees, consultants and agents, (and in the case of Vertex, to its licensees in the Field outside the Territory, and in case of Taisho, to sublicensees under this Agreement, if any), and to subcontractors in connection with the development or manufacture of Licensed Compounds and Drug Products, to the extent necessary to enable such parties to perform their obligations hereunder or under the applicable sublicense or subcontract, as the case may be; provided, that such directors, officers, employees, consultants, agents, licensees, sublicensees and subcontractors have entered into appropriate confidentiality agreements for secrecy and non-use of such information which by their terms shall be enforceable by injunctive relief at the instance of the disclosing party. Each party shall be liable for any unauthorized use and disclosure of such information by its directors, officers, consultants, employees and agents and any such sublicensees and subcontractors. Taisho may also provide a copy of this Agreement to the Bank of Japan, Japan's Ministry of Finance, Ministry of Health and Welfare,
                  National Tax Office and other governmental agencies, all as and only to the extent required under applicable Japanese laws or government regulations.

         7.2.     EXCEPTIONS. Notwithstanding the foregoing, the provisions of section 7.1 hereof shall not apply to knowledge, information, documents or materials which the


                   License and Development Agreement -  Page 14
                  receiving party can conclusively establish: (i) have entered the public domain without such party's breach of any obligation owed to the disclosing party; (ii) have become known to the receiving party prior to the disclosing party's disclosure of such information to such receiving party; (iii) are permitted to be disclosed by the prior written consent of the disclosing party; (iv) have become known to the receiving party from a source other than the disclosing party other than by breach of an obligation of confidentiality owed to the disclosing party; (v) are disclosed by the disclosing party to a Third Party without restrictions on its disclosure; (vi) are independently developed by the receiving party without breach of this Agreement; or (vii) are required to be disclosed by the receiving party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the other party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure.

         7.3. PUBLICITY. The timing and content of any press releases or other public communications relating to the Agreement and the transactions contemplated herein will, ** except as otherwise required by law, be determined jointly by Vertex and Taisho.

         7.4. SURVIVAL. The provisions of this Article VII shall survive the termination of this Agreement.

                                 ARTICLE VIII

                                   PATENTS

         8.1. PREPARATION. Vertex will be responsible for the preparation, filing, prosecution and maintenance of any and all Patents in the Territory included in Vertex Patents,[******************* *******************************************************].
                  Taisho will be responsible for the preparation, filing, prosecution and maintenance of any and all Patents in the Territory included in the Taisho Patents [************************************************************
                  *************************************************************
                  *************************************************************
                  **********] including without limitation any such Patents covering formulations [**************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  **************************] Vertex and Taisho shall each
                  furnish to the other party copies of significant documents relevant to any such preparation, filing, prosecution or maintenance. Vertex and Taisho shall cooperate fully in the preparation, filing, prosecution and maintenance of all Vertex Patents and Taisho


                   License and Development Agreement -  Page 15

                  Patents, executing all papers and instruments so as to enable the responsible party to apply for, to prosecute and to maintain patent applications and patents in its name in any country in the Territory. The parties acknowledge the importance of maintaining the confidentiality of any inventions or other information relating to potential patent claims prior to the filing of patent applications with respect hereto. Each party shall provide to the other prompt notice as to all matters which may affect the preparation, filing, prosecution or maintenance of any such patent applications or patents.

         8.2. LICENSE TO FORMULATION AND USE INVENTIONS. Taisho shall use its reasonable best efforts to keep Vertex promptly (but not before filing of any planned patent application) and fully informed, of any Formulation and Use Inventions. Upon Vertex's written request which shall be required to be made within three (3) months from Taisho's notice to Vertex, Vertex shall have, and Taisho hereby grants to Vertex, a royalty-free, exclusive license (with the right to sublicense) under Patents covering the Formulation and Use Inventions to make, have made, use, import for sale, sell and have sold, Compounds and pharmaceutical products incorporating Compounds worldwide outside the Territory. The foregoing license will continue following expiration or termination (excluding the case of Section 10.2) of this Agreement, and will extend thereafter to the Territory. Provided, however, Vertex may license or otherwise transfer its rights to apply the Formulation and Use Inventions to the development and sale in the Field of a Compound in the Territory, only after any and all Taisho's rights to that Compound hereunder have terminated.

         8.3. COST REIMBURSEMENT. Taisho shall reimburse Vertex for the following patent direct costs with respect to Vertex Patents [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *******] for the preparation, filing, prosecution and maintenance of Vertex Patents in the Territory. "General patent preparation and maintenance direct costs" shall include the costs of preparation, filing and prosecution of any patent application from which a patent application filed in any country of the Territory claims priority, and any patent application filed under the Patent Cooperation Treaty (PCT). Vertex shall notify Taisho in writing from time to time of its plans with respect to the preparation, filing, prosecution and maintenance of Vertex Patents in each country in the Territory, together with its estimate of the costs of such preparation, filing, prosecution and maintenance and an estimate of Vertex's general patent preparation and maintenance costs. Taisho shall reimburse Vertex for [************************************************************
                  *************************************************************
                  **********************************************************].
                  In any event, the provisions of Section 8.3 will apply to any patent which is the object of the


                   License and Development Agreement -  Page 16
                  foregoing notice from Taisho and which Vertex continues to prosecute or maintain.

         8.4. FAILURE TO REIMBURSE. If Taisho shall fail, without good reason hereunder, to reimburse Vertex as required under
                  Section 8.3 above with respect to a patent application or patent included within the Vertex Patents within sixty (60) days after receipt of a written request for payment from Vertex, Vertex may terminate Taisho's rights with respect to that patent or patent application upon thirty (30) days written notice thereof to Taisho, unless Taisho during such thirty (30) day period shall have submitted payment pursuant to the aforementioned request for payment.

         8.5. COST REIMBURSEMENT FOR THE PATENTS COVERING THE FORMULATION AND USE INVENTIONS. In the event that Vertex is granted a license to the Patents covering the Formulation and Use Inventions under Section 8.2, Vertex shall reimburse Taisho for the following patent direct costs with respect to such licensed Formulation and Use Inventions: (a) two-thirds (2/3) of all of Taisho's "general patent preparation and maintenance direct costs;" and (b) all of the reasonable expenses (other than "general patent prosecution and maintenance" costs) which Taisho has incurred, or may in the future incur, for the preparation, filing, prosecution and maintenance of the Patents covering the Formulation and Use Inventions outside the Territory. Taisho shall notify Vertex in writing from time to time of its plans with respect to the preparation, filing, prosecution and maintenance of the Patents covering the Formulation and Use Inventions in each country outside the Territory, together with its estimate of the costs of such preparation, filing, prosecution and maintenance and an estimate of general patent preparation and maintenance costs of the Patents covering the Formulation and Use Inventions.
                  Section 8.4 shall be applied mutatis mutandis to this Section 8.5

                                   ARTICLE IX

                                  INFRINGEMENT

         Either party shall notify the other party promptly of any possible infringements, imitations or unauthorized possession, knowledge or use of the intellectual property embodied in any of the Licensed Patents and Vertex Know-How or Taisho Know-How related to the manufacture or use of Licensed Compounds and Drug Products by Third Parties in any country in the Territory, of which it becomes aware. Either party shall promptly furnish the other party with full details of such infringements, imitations or unauthorized possession, knowledge or use, and shall assist in preventing any recurrence thereof. [******************************************************************************
*******************************************************************************
*******************************************************************************
*********] Such suit may not be settled by Taisho without Vertex's consent, which shall not be unreasonably withheld. Damages recovered in any actions referenced hereunder shall be


                   License and Development Agreement - Page 17 divided [*************] to Taisho and [**************] to Vertex after reimbursement to each party of their respective expenses in prosecuting such actions as provided hereunder.

                                    ARTICLE X

                              TERM AND TERMINATION

         10.1. TERM. The term of this Agreement with respect to any Licensed Compound or Drug Product incorporating that Licensed Compound shall extend in each country of the Territory until the later of the last to expire in that country of any substance Patent or use Patent which are Licensed Patents covering the Licensed Compound or Drug Product, or [*****] from the date of First Commercial Sale of the Drug Product in that country .

         10.2. TERMINATION OF RESEARCH PROGRAM BY TAISHO FOR CAUSE. Upon written notice to Vertex, Taisho may at its sole option terminate this Agreement with respect to a Licensed Compound upon the occurrence of any of the following events:

                  (a) Vertex shall materially breach this Agreement, which shall include a failure to use its reasonable best efforts to pursue the Development Program diligently (provided, however, that this provision shall not be construed as a guarantee by Vertex that the Development Program will be successfully completed or any Licensed Compounds successfully developed), and such material failure to perform shall not have been remedied or steps initiated to remedy the same to Taisho's reasonable satisfaction, within [************] after Taisho sends written notice of failure to perform to Vertex; or

                  (b) Vertex shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by strike, labor dispute or any other events over which it has no control (unless termination of this Agreement is permitted under Section 12.6 hereof); or

                  (c) A receiver for Vertex shall be appointed or applied for, or a general assignment shall be made for the benefit of its creditors or any proceeding involving Vertex shall be voluntarily commenced by it under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of the United States or any state thereof or such proceedings shall be involuntarily instituted against it, and Vertex by any action shall indicate its approval of or consent to, or acquiescence therein, or the same shall remain undismissed for [***********].

                  In the event of any valid termination under this Section 10.2, Taisho shall not be required to make any payments under Article IV hereof which are not due and payable prior to receipt by Vertex of the notice of failure to perform referenced under Section 10.2(a), receipt by Vertex of the notice of termination pursuant to Section 10.2(b), or the occurrence of the event referenced in Section 10.2(c), as the case may be. Notwithstanding the foregoing, any License

                   License and Development Agreement-Page 18

Agreement then in effect covering another Licensed
Compound shall continue in accordance with its terms.

         10.3. TERMINATION BY VERTEX FOR CAUSE. In addition to rights of termination which may be granted to Vertex under other provisions of this Agreement with respect to a Licensed Compound, upon written notice to Taisho, Vertex may at its sole option terminate this Agreement upon the occurrence of any of the following events:

                  (a) Taisho shall materially breach this Agreement, and such material failure to perform shall not have been remedied or steps initiated to remedy the same to Vertex's reasonable satisfaction, [*************] after Vertex sends written notice of failure to perform to Taisho; or

                  (b) Taisho shall cease to function as a going concern by suspending or discontinuing its business for any reason except for interruptions caused by strike, labor dispute or any other events over which it has no control (unless termination of this Agreement is permitted under Section 12.6 hereof); or

                  (c) A receiver for Taisho shall be appointed or applied for, or a general assignment shall be made for the benefit of its creditors or any proceeding involving Taisho shall be voluntarily commenced by it under any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law of Japan or such proceedings shall be involuntarily instituted against it, and Taisho by any action shall indicate its approval of or consent to, or acquiescence therein, or the same shall remain undismissed for [**********].

         10.4. TERMINATION. If the parties shall determine in good faith (as evidenced by a writing signed by each party), that there is no further scientific basis to pursue research and development of a Licensed Compound in the Field, and if either party shall thereafter propose, in writing, to the JDC and the other party that the parties consider redirection of the Development Program for such Licensed Compound, and if within [***************] after such proposal is received by the other party and the JDC, the Development Program has not been redirected, then either party may terminate the License Agreement regarding such Licensed Compound on [***********] written notice to the other party. On or after the effective date of any such termination no further payments shall become due and payable hereunder by one party to the other, except pursuant to obligations which have accrued hereunder prior to the effective date of such termination.

         10.5. EFFECT OF TERMINATION AND EXPIRATION. Termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations, including the payment of any milestones or royalties, which have accrued as of the date of termination or expiration, and (ii) rights and obligations under the following provisions of this Agreement, which shall survive termination or expiration of this Agreement: the last sentence of Section 2.3, and Articles VII, XI and the last

                   License and Development Agreement-Page 19
                  sentence of Section 12.4. Following termination of this Agreement under Section 10.1 hereof with respect to a particular country, Taisho shall have a fully paid license under the Vertex Technology to make, have made, use, sell, have sold, and import for sale the Licensed Compound and Drug Product in that country in the Territory.

                                   ARTICLE XI

                               DISPUTE RESOLUTION

         11.1. GOVERNING LAW, AND JURISDICTION. This Agreement shall be governed and construed in accordance with the [**********************************]. Both parties agree that any legal proceedings between the parties relating to this Agreement other than a proceeding to which Section 9.2 is applicable, shall be brought in the state or prefecture of the principal office of the defendant party; provided that a proceeding to enforce an arbitration award may be brought in the state or prefecture of the plaintiff's principal office, and each party agrees to submit to personal jurisdiction and to accept venue in the courts of such state or prefecture solely for the purpose of enforcement of any such award.

         11.2. ARBITRATION. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle their differences amicably between themselves. Any such controversy or claim which the parties are unable to resolve shall, upon the written request for arbitration of one party delivered to the Secretariat of the International Court of Arbitration (the "Court"), be submitted to and be settled by arbitration [************************************************************
                  ******************************************] in accordance with the Rules of Arbitration of the International Chamber of Commerce (the "Rules") then in effect (except as hereinafter stated), and enforcement of the award rendered by the arbitrators may be entered in any court having jurisdiction thereof and shall be final and conclusive upon both parties hereto. Notwithstanding anything to the contrary which may be contained in the rules of the Court, the parties further agree as follows:

         (i)

                  [*************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************

                   License and Development Agreement-Page 20

                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************]


         (ii) The arbitrators will consider the nature of the dispute, the availability of information upon which resolution of the dispute may be fairly based, and in view of those considerations and such other facts and circumstances as they may deem appropriate, shall determine the application of discovery and, if decided it is applied, shall determine the nature, scope and timing of any discovery which will be permitted to the parties to any proceeding hereunder, and that determination of the arbitrators shall be binding on such parties. The costs of arbitration to each party will be determined in accordance with Articles 30 and 31 of the Rules.

         (iii) The arbitrators shall state the reasons upon which any award is based. The arbitrators shall not be authorized to award punitive damages to either party.

         (iv) Upon receipt of the arbitrator's statement, said written opinion, either party will have the right, within [***********] thereof, to apply to the Secretariat for a correction and/or an interpretation of the award, and the arbitrators thereupon will reconsider the issues raised by said application and either confirm or alter their decision, which will then be final and conclusive upon both parties hereto.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         12.1. NO WARRANTY. Vertex makes no warranty of any kind whatsoever, either express or implied, to Taisho, or any customer of Taisho, as to the ability of Taisho to understand and utilize the Vertex Technology. Taisho makes no warranty of any kind whatsoever, either express or implied, to Vertex, or to any customer of Vertex, as to the ability of Vertex to understand
                  and utilize the Taisho Technology.           [****************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ****]. Should a party becomes aware of any unexpected serious adverse reactions to any Licensed Compounds or Drug Products administered to humans or

                   License and Development Agreement-Page 21
                  animals, the party shall promptly notify the other and/or make a report to U.S. FDA or MHW as required by applicable governmental regulations.

         12.2. THIRD PARTY ACTIONS. (a) To Vertex's knowledge, [************* ************************************************************].
                  Nevertheless, each party will promptly notify the other in the event any relevant Third Party patents come to its notice. Neither party gives a warranty to the other regarding the infringement of Third Party rights by the development, manufacture, use or sale of the Licensed Compounds or the practice of the Vertex Technology or the Taisho Technology, and gives no indemnity against costs, damages, expenses or other losses arising out of proceedings brought against the other party or any other Person by any Third Party.

                  (b) In the event that the development of a Licensed Compound or the sale of a Drug Product in any country necessarily involves working within the scope of a Third Party's patent, which would otherwise be infringed by the practice of a Vertex Patent in connection with such development or sale, [******
********************************************************************************
********************************************************************************
********************************************************************************
********************************].
If the terms of a required license under a Third Party patent do not meet the foregoing requirements and Vertex therefore elects not to assume its share of any financial obligation, [*****************************************************
************************************]. If the required license is either unavailable or its terms are unacceptable both to Vertex and to Taisho, then Taisho may elect in its sole discretion to discontinue sales of the Drug Product in such country or at its sole expense to undertake the defense of a patent infringement action or the prosecution of a declaratory judgment action with respect to the Third Party patents.

                  (c) In the event Taisho is sued for infringement of any rights of any Third Party in the course of its development, manufacture, marketing and sale of Licensed Compounds or Drug Products or its use of Vertex Technology in connection therewith, Vertex shall extend to Taisho good faith assistance and support in defending such action, and may participate in the conduct of, and in discussions regarding strategic and business responses to, the suit. Damages and out-of-pocket legal fees and expenses (including legal fees and expenses of Taisho and Vertex) arising from such a legal action shall be borne
[******************************************************************************
*******************************************************************************
****************************]

         12.3. OFFICIAL LANGUAGE. English shall be the official language of this Agreement and the License Agreement, and all communications between the parties hereto shall be conducted in that language

                   License and Development Agreement-Page 22

         12.4.    TAX.  [*******************************************************
                  **************************************************************
                  **************************************************************
                  ****************************]. At Taisho's request Vertex will provide Taisho with such documentation as may be reasonably available to it which support characterization of the payments made by Taisho

         12.5. WAIVER. Any waiver by either party of the breach of any term or condition of this Agreement will not be considered as a waiver of any subsequent breach of the same or any other term or condition hereof.

         12.6. FORCE MAJEURE. Neither party will be in breach hereof by reason of its delay in the performance of or failure to perform any of its obligations hereunder, if that delay or failure is caused by strikes, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with governmental priorities for materials, or any fault beyond its control or without its fault or negligence. In the event that any delay or failure to perform by Vertex by reason of force majeure shall extend beyond six (6) months, Taisho may terminate this Agreement upon notice in writing to Vertex; provided that Taisho's right to terminate hereunder shall end, if not exercised, at such time as Vertex shall have eliminated any material delay or failure to perform giving rise to the Taisho's termination right under this Section 12.5, if Taisho does not exercise its right to terminate this Agreement under this Section 10.3 within fifteen (15) days after the conclusion of the twelve
                  (12) month period.

         12.7. SEVERABILITY. Should one or more provision of this Agreement be or become invalid, then the parties hereto shall attempt in good faith to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the parties would have accepted this Agreement with those new provisions. If the parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement shall nevertheless not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance for this Agreement that it may be reasonably presumed that the parties would not have entered into this Agreement without the invalid provisions.

         12.8. GOVERNMENT ACTS. In the event that any act, regulation, directive, or law of a government within the Territory, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of Taisho or Vertex under this Agreement, the party, if any, not so affected, shall have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the parties to make such modifications herein as may be necessary to fairly address the impact thereof, after a reasonable period of time are not successful in producing mutually acceptable modifications to this Agreement.


                   License and Development Agreement-Page 23

         12.9. GOVERNMENT APPROVALS. Taisho or its sublicensees will, if necessary, obtain any government approval required in the Territory to enable this Agreement to become effective, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Taisho will keep Vertex informed of progress in obtaining any such government approval, and Vertex will cooperate with Taisho in any such efforts.

         12.10. EXPORT CONTROLS. This Agreement is made subject to any restrictions concerning the export of Licensed Compounds or Vertex Technology from the United States which may be imposed upon or related to either party to this Agreement from time to time by the Government of the United States. Furthermore, Taisho will not export, directly or indirectly, any Vertex Technology or any Licensed Compounds utilizing such Technology to any countries for which the United States Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so (of which Taisho will promptly inform Vertex) from the Department of Commerce or other agency of the United States Government when required by applicable statute or regulation.

         12.11. ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; PROVIDED, HOWEVER, that either party may assign this Agreement, WITHOUT the consent of the other party,
                  (i) to any of its Affiliates, if the assigning party guarantees to full performance of its Affiliates' obligations hereunder, or (ii) in connection with the transfer or sale of all or substantially all of its assets or business or in the event of its merger or consolidation with another company. Any purported assignment in contravention of this section shall, at the option of the nonassigning party, be null and void and of no effect. No assignment shall release either party from responsibility for the performance of any accrued obligations of such party hereunder.

         12.12. COUNTERPARTS. This Agreement may be executed in duplicate, each of which shall be deemed to be original and both of which shall constitute one and the same Agreement.


         12.13. NO AGENCY. Nothing in this Agreement shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Vertex and Taisho Notwithstanding any of the provisions of this Agreement, neither party to this Agreement shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each party under this Agreement shall be made, paid, and undertaken exclusively by such party on its own behalf and not as an agent or representative of the other.

                   License and Development Agreement-Page 24

         12.14. NOTICE. All communications between the parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below or to other addresses as may be designated by one party to the other by notice pursuant hereto, by prepaid certified air mail (which shall be deemed received by the other party on the seventh business day following deposit in the mails), or by facsimile transmission or other electronic means of communication (which shall be deemed received when transmitted), with confirmation by first class letter, postage pre-paid, given by the close of business on or before the next following business day:

                  if to Taisho, at:     Taisho Pharmaceutical Co., Ltd.
                                        24-1, Takata 3-Chome
                                        Toshimaku, Tokyo, 170-8633, Japan
                                        Attention: General Manager, Licensing
                                          Division

                  with a copy to:

                                        General Manager, Legal Division

                  if to Vertex, at:     130 Waverly Street
                                        Cambridge, MA 02139-4242
                                        Attention:  Richard H. Aldrich
                                        Senior Vice President and Chief Business
                                          Officer
                                        cc:  Corporate Counsel

                  with a copy to:

                                        Kirkpatrick & Lockhart LLP
                                        75 State Street
                                        Boston, MA  02109
                                        Attention:  Kenneth S. Boger, Esquire
                                        Fax: 617-951-9151

         12.15. HEADINGS. The paragraph headings are for convenience only and will not be deemed to affect in any way the language of the provisions to which they refer.


         12.16. AUTHORITY. The undersigned represent that they are authorized to sign this Agreement on behalf of the parties hereto. The parties each represent that no provision of this Agreement will violate any other agreement that a party may have with any Third Party . Each party has relied on that representation in entering into this Agreement.


                   License and Development Agreement-Page 25

         12.17. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective parties.

                                    VERTEX PHARMACEUTICALS INCORPORATED

                                    By:_________________________________________


                                    Title:______________________________________

                                    Date of Signature:__________________________

                                    TAISHO PHARMACEUTICAL CO., LTD.

                                    By:_________________________________________

                                    Title:______________________________________

                                    Date of Signature:__________________________


                   License and Development Agreement-Page 26

                                  SCHEDULE 1.9

                               LICENSED COMPOUNDS

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